Investment Portfolio	as of July 31, 2021 (Unaudited)
DWS Latin America Equity Fund
	Shares	Value ($)

Equity Securities 96.2%
Argentina 4.3%
Cablevision Holding SA (GDR)	379,218	1,329,537
Globant SA*	53,821	12,871,830
(Cost $13,705,694)		14,201,367
Brazil 64.8%
Afya Ltd. "A"*	98,635	2,268,605
B3 SA — Brasil Bolsa Balcao	2,256,100	6,605,967
Banco Bradesco SA (ADR)	42,700	199,409
Banco Bradesco SA (Preferred)	3,054,452	14,221,756
Banco Santander Brasil SA (ADR) (a)	213,000	1,652,880
Banco Santander Brasil SA (Units)	1,009,200	7,855,416
Construtora Tenda SA	503,202	2,167,104
Energisa SA (Units)	572,021	4,695,223
Gerdau SA (ADR)	335,600	1,990,108
Gerdau SA (Preferred)	941,100	5,565,378
Hapvida Participacoes e Investimentos SA 144A	2,658,963	7,264,829
Itau Unibanco Holding SA (Preferred)	1,659,000	9,651,553
JBS S.A.	1,041,300	6,407,846
Lojas Quero Quero SA	1,192,204	5,070,286
Lojas Renner SA	943,500	7,481,697
Magazine Luiza SA	1,708,862	6,758,999
Pet Center Comercio e Participacoes SA	1,099,785	4,822,942
Petroleo Brasileiro SA	1,120,000	5,913,695
Petroleo Brasileiro SA (ADR)	1,166,700	12,448,689
Petroleo Brasileiro SA (Preferred)	1,735,634	8,967,678
Raia Drogasil SA	1,269,990	6,154,572
Rumo SA*	2,154,100	8,544,848
Sequoia Logistica e Transportes SA*	1,712,756	7,261,105
Suzano SA*	608,200	6,314,093
TOTVS SA	1,328,470	9,019,287
Usinas Siderurgicas de Minas Gerais SA Usiminas "A" (Preferred)	1,709,989	6,753,607
Vale SA	1,281,600	26,762,697
Vale SA (ADR)	544,800	11,451,696
WEG SA	1,027,776	7,046,874
(Cost $176,771,112)		211,318,839
Chile 2.8%
Banco Santander Chile	69,289,200	3,419,333
Banco Santander Chile (ADR)	127,801	2,497,232
Cencosud SA	1,738,300	3,152,778
(Cost $8,573,736)		9,069,343
Mexico 20.2%
America Movil SAB de CV "L" (ADR)	758,177	12,623,647
Cemex SAB de CV (ADR)*	1,910,700	15,533,991
Fomento Economico Mexicano SAB de CV (ADR)	11,724	1,024,326
Fomento Economico Mexicano SAB de CV (Units)	890,000	7,757,559

Genomma Lab Internacional SAB de CV "B"*	702,494	680,394
Grupo Aeroportuario del Pacifico SAB de CV "B"*	564,813	6,460,964
Grupo Aeroportuario del Sureste SAB de CV (ADR)*	1,340	242,835
Grupo Financiero Banorte SAB de CV "O"	1,953,332	12,636,739
Macquarie Mexico Real Estate Management SA de CV 144A, (REIT)	678,877	828,038
Orbia Advance Corp. SAB de CV	728,210	1,984,572
Regional SAB de CV	959,770	5,954,009
(Cost $53,961,665)		65,727,074
Peru 1.8%
InRetail Peru Corp. 144A (Cost $2,829,545)	163,100	5,752,537
United States 2.3%
Freeport-McMoRan, Inc. (Cost $6,254,680)	193,500	7,372,350
Total Equity Securities (Cost $262,096,432)		313,441,510

Securities Lending Collateral 0.5%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.01% (b) (c) (Cost $1,783,220)	1,783,220	1,783,220

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $263,879,652)	96.7	315,224,730
Other Assets and Liabilities, Net	3.3	10,606,277
Net Assets	100.0	325,831,007
For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.
A summary of the Fund’s transactions with affiliated investments during the period ended July 31, 2021 are as follows:
Value ($) at 10/31/2020	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 7/31/2021	Value ($) at 7/31/2021
Securities Lending Collateral 0.5%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.01% (b) (c)
15,547,698	—	13,764,478 (d)	—	—	17,080	—	1,783,220	1,783,220
*	Non-income producing security.
(a)	All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at July 31, 2021 amounted to $1,635,808, which is 0.5% of net assets.
(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended July 31, 2021.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
ADR: American Depositary Receipt
GDR: Global Depositary Receipt
REIT: Real Estate Investment Trust

At July 31, 2021 the DWS Latin America Equity Fund had the following sector diversification:
Sector Diversification	Market Value ($)	As a % of Investment Portfolio excluding Securities Lending Collateral
Materials	83,728,492	27%
Financials	64,694,294	21%
Consumer Staples	30,249,618	10%
Industrials	29,556,626	9%
Consumer Discretionary	28,569,633	9%
Energy	27,330,062	9%
Information Technology	21,891,117	7%
Communication Services	13,953,184	4%
Health Care	7,945,223	3%
Utilities	4,695,223	1%
Real Estate	828,038	0%
Total	313,441,510	100%
Sector diversification is subject to change.
Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of July 31, 2021 in valuing the Fund's investments.
Assets	Level 1	Level 2	Level 3	Total
Equity Securities
Argentina	$12,871,830	$1,329,537	$—	$14,201,367
Brazil	211,318,839	—	—	211,318,839
Chile	9,069,343	—	—	9,069,343
Mexico	65,727,074	—	—	65,727,074
Peru	5,752,537	—	—	5,752,537
United States	7,372,350	—	—	7,372,350
Short-Term Investments	1,783,220	—	—	1,783,220
Total	$313,895,193	$1,329,537	$—	$315,224,730
OBTAIN AN OPEN-END FUND PROSPECTUS
To obtain a summary prospectus, if available, or prospectus, download one from fundsus.dws.com, talk to your financial representative or call (800) 728-3337. We advise you to carefully consider the product's objectives, risks, charges and expenses before investing. The summary prospectus and prospectus contain this and other important information about the investment product. Please read the prospectus carefully before you invest.
CLOSED-END FUNDS
Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund’s shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas Inc. and RREEF America L.L.C. which offer advisory services.
NO BANK GUARANTEE | NOT FDIC INSURED | MAY LOSE VALUE
DLAEF-PH3
R-080548-1 (1/23)